1,442,308 Shares

                              Rexall Sundown, Inc.

                                  Common Stock

                             Underwriting Agreement



                                                              New York, New York
                                                                     May 5, 1998



Salomon Smith Barney
Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  Abraham & Sons, LLC, a Nevada limited liability company, and Priddy Brothers Holdings, Inc., a Delaware corporation (collectively, the "Selling Shareholders"), acting severally and not jointly, propose, subject to the terms and conditions stated herein, to sell an aggregate of 1,442,308 shares (the "Shares") of the common stock, par value $.01 per share (the "Common Stock") of Rexall Sundown, Inc., a Florida corporation (the "Company"), to Smith Barney Inc. (the "Underwriters") in the respective amounts set forth opposite their names in Schedule I. Each of the Company and each Selling Shareholder agrees with the Underwriters as follows:

                  SECTION 1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (File No. 333-50745), including a prospectus subject to completion, relating to the Shares. Such registration statement (including all financial schedules and exhibits), as amended at the time when it becomes effective and as thereafter amended by any post-effective amendment, together with any documents incorporated by reference therein and any registration statement filed by the Company with respect to the foregoing pursuant to


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                                                                              2

Rule 462(b) under the Act, is referred to in this Agreement as the "Registration Statement." The term "Prospectus" as used in this Agreement means (i) the prospectus in the form included in the Registration Statement together with the Prospectus Supplement dated May 5, 1998 filed with the Commission pursuant to Rule 424(b) under the Act, including in each case any documents incorporated by reference therein. The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of such Registration Statement with the Commission and as such prospectus is amended from time to time until the date upon which the Registration Statement was declared effective by the Commission, together with any documents incorporated by reference therein, is referred to in this Agreement as the "Prepricing Prospectus."

                  SECTION 2. AGREEMENTS TO SELL AND PURCHASE. Each Selling Shareholder hereby agrees to sell the number of Shares set forth opposite such Selling Shareholder's name on Schedule I hereto to the Underwriters and, upon the basis of the representations, warranties and agreements of the Company and the Selling Shareholders herein contained and subject to all the terms and conditions set forth herein, the Underwriters agree to purchase from each of the Selling Shareholders such number of Shares at a purchase price of $30.3125 per Share (the "purchase price per Share").

                  SECTION 3. TERMS OF PUBLIC OFFERING. The Company and the Selling Shareholders have been advised by you that the Underwriters propose to make a public offering of the Shares as soon after this Agreement has become effective as in your judgment is advisable upon the terms set forth in the Prospectus.

                  SECTION 4. DELIVERY OF THE SHARES AND PAYMENT THEREFOR. Certificates for the Shares to be purchased by the Underwriters hereunder, in definitive form and in such denominations and registered in such names as the Underwriters may request shall be delivered by or on behalf of the Selling Shareholders to the Underwriters, against payment by the Underwriters as provided herein. Payment shall be made to each Selling Shareholder by wire transfer of same-day funds against delivery of the certificates for the Shares purchased from each such Selling Shareholder.

        Delivery to the Underwriters of and payment for the Shares shall be made at the offices of Smith Barney Inc. at 10:00 a.m., New York City time, on May 8, 1998, or at such other time and date not later than five business days thereafter as you and the Selling Shareholders shall agree (the "Closing Date").

                  SECTION 5.  COVENANTS AND AGREEMENTS OF THE
COMPANY.  The Company covenants and agrees with the Underwriters as follows:

                  (a) The Company will prepare and timely file with the Commission under Rule 424(b) of the Act a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A under the Act. The Company will advise you promptly and, if requested by you, will confirm such advice in writing (i) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation (or threatened initiation) of any proceeding for such purposes, and (iii) within the period of time referred to in Section 5(c) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of any event that comes to the attention of the Company that makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue in any material respect or that requires the making of any additions thereto or changes therein in order to make the statements therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectus to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) As soon after the execution and delivery of this Agreement as is practicable and thereafter from time to time for such period as in the reasonable opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by the Underwriters or a dealer, and for so long a period as you may request for the distribution of the Shares, the Company will deliver to the Underwriters and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as they may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the Act and the securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with

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                                                                               4

the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If at any time prior to the later of (i) the completion of the distribution of the Shares pursuant to the offering contemplated by the Registration Statement or (ii) the expiration of prospectus delivery requirements with respect to the Shares under Section 4(3) of the Act and Rule 174 thereunder, any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will promptly prepare and, subject to Sections 5(a) and 5(c), file with the Commission an appropriate supplement or amendment thereto, and will furnish to each Underwriter and to each dealer who has previously requested Prospectuses, without charge, a reasonable number of copies thereof.

                  (c) The Company will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the Underwriters and by dealers under the securities or blue sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction. In the event that the qualification of the Shares in any jurisdiction is suspended, the Company shall so advise you promptly in writing.

                  (d) The Company will comply with all provisions of any undertakings contained in the Registration Statement.

                  (e) The Company will not, directly or indirectly, take any action that would constitute or any action designed, or which might reasonably be expected to cause or result in or constitute, under the Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (f) The Company will use its best efforts to qualify or register its Common Stock for sale in non-issuer transactions under (or obtain exemptions from the application of ) the blue sky laws of each state where necessary to permit market making transactions and secondary trading, and will comply with such blue sky laws and will continue such qualifications, registrations and exemptions in effect for a period of five years after the date hereof.

                  (g) For so long as the Company's Common Stock is listed therewith, the Company will comply with the filing and other requirements of the Nasdaq National Market. The Company will use its best efforts to list, subject to notice of issuance, the Shares on the Nasdaq National Market.

                  (h) The Company shall direct Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quental, P.A., counsel for the Company, to deliver to the Underwriters on, or as soon as reasonably practicable after, the Closing Date, a letter, dated the Closing Date and satisfactory to Underwriters' counsel, to the effect that during the course of the preparation of the Registration Statement and the Prospectus, and any amendments or supplements thereto, nothing has come to the attention of such counsel which has caused it to believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), as of the respective dates when such documents were filed with the Commission, and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date (except for the financial statements and other financial and statistical information contained therein or omitted therefrom as to which no opinion need be expressed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (i) The Company shall direct Coopers & Lybrand, independent certified public accountants, to deliver to the Underwriters on, or as soon as reasonably practicable after, the Closing Date, a letter dated the Closing Date confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                  (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders, directors and audit committees of the Company and its Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to August 31, 1997, nothing came to their attention which caused them to believe that:

                           (1) any unaudited financial statements included or
                  incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus;

                           (2) with respect to the period subsequent to August
                  31, 1997, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the shareholders' equity of the Company as compared with the amounts shown on the August 31, 1997, consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from September 1, 1997 to such specified date there were any decreases, as compared with August 31, 1997, in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriters;

                           (3) the information included or incorporated by
                  reference in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial
                  Data), Item 302 (Supplementary Financial Information) and Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K;

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, the information included or incorporated by reference in the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q, incorporated by reference in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

         References to the Prospectus in this paragraph (j) include any supplement thereto at the date of the letter.

                  SECTION 5A.  COVENANTS AND AGREEMENTS OF THE
SELLING SHAREHOLDERS. Each Selling Shareholder covenants and agrees with the Underwriters as follows:

                  (a) Such Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date and will advise the Underwriters prior to the Closing Date if any representation or warranty made by the Selling Shareholders herein is not true or correct in any material respect on the Closing Date or any Selling Shareholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied by the Selling Shareholders on or prior to the Closing Date.

                  (b) On the Closing Date, all stock transfer and other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder will have been fully paid for by such Selling Shareholder and all laws imposing such taxes will have been fully complied with.

                  SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to, and agrees with, the Underwriters that:

                  (a) Each Prepricing Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424(a) under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus. The Company has satisfied all conditions to the use of Form S-3 with respect to the offering of the Shares for sale to the public.

                  (b) The Registration Statement, in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and any registration statement filed pursuant to Rule 462(b) under the Act, complies and will comply in all material respects with the provisions of the Act and does not and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter or the Selling Shareholders furnished to the Company in writing by or on behalf of any Underwriter or the Selling Shareholders through you expressly for use therein. The

Prospectus, and any supplement or amendment thereto, when filed with the Commission under Rule 424(b) under the Act, complies and will comply in all material respects with the provisions of the Act and does not and will not at any such times contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter or the Selling Shareholders furnished to the Company in writing by or on behalf of any Underwriter or Selling Shareholder through you expressly for use therein.

                  (c) The capitalization of the Company is as set forth in the Prospectus as of the date set forth therein. All the outstanding shares of Common Stock (including without limitation the Shares) have been, and on the Closing Date will be, duly authorized and validly issued, fully paid and nonassessable and free of any preemptive or similar rights to subscribe for or purchase any shares of capital stock issued by the Company; except as described in the Prospectus, there are no outstanding securities or obligations of the Company convertible into, exercisable for or exchangeable for any capital stock of the Company; the securities of the Company conform to the description thereof included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto). The certificates for the Shares are in valid and sufficient form. All offers and sales of the Company's capital stock or other securities prior to the date hereof were made in compliance with the registration provisions of the Act and all other applicable state and federal securities laws or regulations, or applicable exemptions therefrom.

                  (d) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Florida, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net


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                                                                              10

worth or results of operations of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (e) Except for Rexall Showcase International, Inc., a Florida corporation (the "Significant Subsidiary"), Rexall Showcase International de Mexico, S.A. de C.V., Importadora Rexall Showcase International de Mexico, S.A. de C.V., Servicios Rexall Showcase International de Mexico, S.A. de C.V., Asociacion de Vendedores Independientes en Rexall, A.C., Rexall Korea Limited and RSL Holdings, Inc., Rexall Hong Kong Limited, Rexall Showcase Taiwan, Inc., RXSD Inc. and Richardson Labs, Inc. (collectively, the "Subsidiaries"), the Company does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization. The Significant Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its businesses and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a Material Adverse Effect. All of the equity interests of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

                  (f) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any Subsidiary, or to which the Company or any Subsidiary, or to which its respective properties, is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any document required to be incorporated by reference therein but are not described as required. Except as described in the Prospectus, there is no action, suit, inquiry, proceeding, or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the knowledge of the Company, threatened against or involving the Company or any Subsidiary (including without limitation any such action, suit, inquiry, proceeding or investigation relating to any product alleged to have been manufactured or sold by the Company or any Subsidiary and alleged to have been unreasonably hazardous, defective, or improperly designed or manufactured), the adverse resolution of which could have a Material Adverse Effect, nor to the knowledge of the Company is there any basis for any such action, suit, inquiry, proceeding, or investigation which action, suit, inquiry, preceeding or investigation could have a Material Adverse Effect. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed (except for this Agreement which will be filed by post effective amendment) as an exhibit to the Registration Statement that are not described or filed as required or incorporated by reference as permitted by the Act. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or the respective Subsidiary, constitute valid and binding agreements of the Company or the respective Subsidiary and are enforceable against the Company or the respective Subsidiary in accordance with the terms thereof, except as enforceability thereof may be limited by (A) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally, and (B) equitable principles being applied at the discretion of a court before which any proceeding may be brought.

                  (g) Neither the Company nor any Subsidiary is in violation of its articles of incorporation or bylaws or other charter documents. Neither the Company nor any Subsidiary is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any Subsidiary or of any decree of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound, which violation or default would have a Material Adverse Effect.

                  (h) The execution and delivery of this Agreement, and the performance by the Company of its obligations under this Agreement, have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by (A) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally, and (B) equitable principles being applied at the discretion of a court before which any proceeding may be brought.

                  (i) Neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (i) is or may be void or voidable by any person or entity,
(ii) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and compliance with the securities or blue sky laws of various jurisdictions, all of which will be, or have been, effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation or bylaws or other charter documents, of the Company or any Subsidiary, or (iii) conflicts or will conflict with or constitutes a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound, or violates any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any Subsidiary or any of their respective properties, or results in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the terms of any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound or to which the property or assets of the Company or any Subsidiary is subject, which conflict, violation or default in this clause (iii) would have a Material Adverse Effect.

                  (j) No person or entity has any right, not effectively satisfied or waived, to require the Company to include any securities with the Common Stock registered pursuant to the Registration Statement; and except as described in the Prospectus, no person or entity has any right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities with securities to be registered pursuant to any other registration statement filed by the Company under the Act.


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                                                                              13

                  (k) Coopers & Lybrand, the certified public accountants who have certified the consolidated financial statements filed as part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), are independent public accountants as required by the Act. The consolidated financial statements, together with related schedules and notes, forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the bases stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and all adjustments necessary for a fair presentation of the results for such period have been made; and the other financial and statistical information and data set forth in the Registration Statement and Prospectus (and any amendment or supplement thereto) is accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No financial statements or schedules are required to be included in or incorporated by reference into the Registration Statement that have not been so included or incorporated.

                  (l) Subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any Subsidiary has incurred any liability or obligation, direct or contingent, or entered into any transaction, whether or not in the ordinary course of business, that is material to the Company and the Subsidiaries, taken as a whole, and there has not been any material change in or dividend paid on the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any Subsidiary, or any event resulting in, or any development involving or which may reasonably be expected to involve a potential future, Material Adverse Effect.

                  (m) The Company and the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any document required to be incorporated by reference therein as being owned by the Company or such Subsidiary, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or such as are not materially burdensome and do not interfere in any material respect with the use of the property or the conduct of the business of the Company and the Subsidiaries, taken as a whole, and the property (real and personal) held under lease by the Company or any Subsidiary, as applicable, is held by them under valid, subsisting and enforceable leases with only such exceptions as in the aggregate are not materially burdensome and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries, taken as a whole.

                  (n) The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Prepricing Prospectus and the Registration Statement, the Prospectus or other materials permitted by the Act and distributed with the prior written approval of the Underwriters. The Company has not taken, directly or indirectly, any action which constituted or any action designed, or which might reasonably be expected to cause or result in or constitute, under the Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Common Stock on The Nasdaq Stock Market in accordance with Rule 10b-6A under the Exchange Act.

                  (o) Neither the Company nor any Subsidiary is an "investment company," an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company within the meaning of the Investment Company Act of 1940, as amended.

                  (p) The Company and the Significant Subsidiary have all permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities or private persons or entities (hereinafter "permit or "permits") as are necessary to own their respective properties and to conduct their respective businesses in the manner described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subject to such qualifications as may be set forth therein, except where the failure to have obtained any such permit has not had and will not have a Material Adverse Effect; the Company and the Significant Subsidiary have fulfilled and performed all of their material obligations with respect to each such permit and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such permit or result in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company and the Subsidiaries, taken as a whole where the same would have a Material Adverse Effect.

                  (q) The Company and the Significant Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged; and the Company has no reason to believe that the Company and the Significant Subsidiary will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a comparable cost.

                  (r) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (s) To the Company s knowledge, neither the Company nor any Subsidiary has, directly or indirectly, at any time during the past five years
(i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal, state or foreign governmental official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions.

                  (t) Except as set forth in the Registration Statement and the Prospectus, to the knowledge of the Company neither the Company nor any Subsidiary has violated any safety or similar law applicable to their respective businesses, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in a Material Adverse Effect. To the best of the Company's knowledge, no labor disturbance by the employees of the Company or any of the Subsidiaries exists or is imminent. No collective bargaining agreement exists with any of the Company's or any Subsidiary's employees and, to the Company's knowledge, no such agreement is imminent. To the Company s knowledge, neither the employment by the Company or any Subsidiary of their key personnel nor the activities of such individuals at the Company or any Subsidiary conflicts with, constitutes a breach of, or otherwise violates any employment, noncompetition, nondisclosure or similar agreement or covenant by which such individuals may be bound.

                  (u) The Company and the Subsidiaries own and have full right, title and interest in and to, or have the right to use, each material trade name, trademark, service mark, patent, copyright, license, and other rights and all know-how (including trade secrets and other unpatented and/or proprietary or confidential information, systems, or procedures) (collectively, "Intellectual Property Rights") under which the Company and such Subsidiaries conduct all or any portion of their respective businesses, which Intellectual Property Rights are adequate to conduct such businesses as conducted or as proposed to be conducted or as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto) except where the failure to have such full right, title and interest would not have a Material Adverse Effect; except as otherwise disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor its Subsidiaries has created any lien or encumbrance on, its respective Intellectual Property Rights; there is no claim pending against the Company or any Subsidiary with respect to any of their respective Intellectual Property Rights; neither the Company nor any Subsidiary has received notice that, nor is the Company aware that, any Intellectual Property Right which they use or have used in the conduct of their respective businesses infringed or infringes upon or conflicted or conflicts with the rights of any third party, which infringement of conflict could have a Material Adverse Effect; and the Company is not aware of any facts which, with the passage of time or otherwise, would cause the Company or any Subsidiary to infringe upon or otherwise violate the Intellectual Property Rights of any third party.

                  (v) The Company and the Subsidiaries have filed with the U. S. Food and Drug Administration (the "FDA"), and all applicable foreign, state and local regulatory bodies, for and received approval of, all registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations material to the conduct of the respective businesses of the Company and the Significant Subsidiary as they are now conducted except for such registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations of which the failure to so obtain would not have a Material Adverse Effect; the Company and the Significant Subsidiary are in compliance in all material respects with all such registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations, and all applicable FDA, foreign, state and local rules and regulations except when the failure to be in compliance would not have a Material Adverse Effect; and the Company has no reason to believe that any party granting any such registration, application, license, request for exemption, permit or other authorization is considering limiting, suspending or revoking the same except where such limitations, suspensions or revocation would not have a Material Adverse Effect.

                  (w) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Company has timely and properly filed with the Commission all reports and other documents required to have been filed with the Commission. The documents incorporated by reference in the Registration Statement or the Prospectus (or any amendment or supplement thereto), when the Registration Statement became effective under the Act and when such documents were filed with the Commission under the Exchange Act, conformed in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder. The Common Stock has been and continues to be listed on the Nasdaq National Market ("NNM") under the symbol "RXSD" and the Company has complied and will continue to comply with the maintenance and designation criteria applicable to NNM issuers. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NNM, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing.

                  (x) All federal, state, local and foreign tax returns required to be filed by or on behalf of the Company and the Significant Subsidiary with respect to all periods ended prior to the date of this Agreement have been filed

(or are the subject of valid extension) with the appropriate federal, state, local and foreign authorities and all such tax returns, as filed, are accurate in all material respects. All federal, state, local and foreign taxes (including estimated tax payments) required to be shown on all such tax returns or claimed to be due from or with respect to the respective businesses of the Company and the Subsidiaries have been paid or reflected as a liability on the consolidated financial statements of the Company for appropriate periods. All deficiencies asserted as a result of any federal, state, local or foreign tax audits have been paid or finally settled and no issue has been raised in any such audit which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited. No state of facts exist or has existed which would constitute grounds for the assessment of any material tax liability with respect to the periods that have not been audited by appropriate federal, state local or foreign authorities. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local or foreign tax return for any period.

                  (y) The Company and the Subsidiaries have obtained all required permits, licenses, and other authorizations, if any, which are required under federal, state, local and foreign statutes, ordinances and other laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, chemicals, or industrial, hazardous, or toxic materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, hazardous, or toxic materials or wastes, or any regulation rule, code, plan, order, decree, judgment, injunction, notice, or demand letter issued, entered, promulgated, or approved thereunder ("Environmental Laws") the failure of which to obtain would have a Material Adverse Effect. The Company and the Subsidiaries are in material compliance with all terms and conditions of all required permits, licenses and authorizations, and are also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in the Environmental Laws. There is no pending or, to the knowledge of the Company, threatened, civil or criminal litigation, notice of violation, or administrative proceeding relating in any way to the Environmental Laws

(including notices, demand letters, or claims under the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and similar foreign, state, or local laws) involving the Company or any Subsidiary. There have not been and there are not any past, present, or foreseeable future events, conditions, circumstances, activities, practices, incidents, actions, or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study, or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release, or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, hazardous, or toxic material or waste, including, without limitation, any liability arising, or any claim, action, demand, suit, proceeding, hearing, study, or investigation which may be brought, under RCRA, CERCLA, or similar foreign, state or local laws, in each case which individually or in the aggregate would have a Material Adverse Effect.

                  (z) The Company and the Subsidiaries are in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba; if the Company or any Subsidiary commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the business of the Company or any Subsidiary with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate in a form acceptable to the Department.

                  SECTION 6A. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each Selling Shareholder, severally and not jointly, represents and warrants to the Underwriters and the Company on the date hereof, and shall be deemed to represent and warrant to each Underwriter and the Company on the Closing Date, that:

                  (a) The Selling Shareholders are the owners of the Shares and upon delivery of the Shares hereunder and payment of the purchase price per Share as herein contemplated, the Underwriters will obtain good and valid title to the Shares, free and clear of all pledges, liens, security interests, encumbrances, claims, equitable interests or adverse claims or claims of any adverse party (other than any imposed by the securities or blue sky laws of certain states), including any liability to or claims of any creditor of the Selling Shareholders.

                  (b) All authorizations, approvals, consents and orders necessary for the execution and delivery by or on behalf of the Selling Shareholders of this Agreement and the sale and delivery of the Shares under this Agreement (other than such authorizations, approvals or consents as may be necessary under state or other securities or blue sky laws) have been obtained and are in full force and effect; each Selling Shareholder has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and each Selling Shareholder has full right, power, and authority to enter into and perform its obligations under this Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement.

                  (c) (i) This Agreement has been duly executed and delivered by or on behalf of the Selling Shareholders and constitutes the valid and binding agreement of each Selling Shareholder, enforceable against each Selling Shareholder in accordance with its terms, except as enforceability thereof may be limited by (A) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally, and (B) equitable principles being applied at the discretion of a court before which any proceeding may be brought; (ii) the performance of this Agreement and the consummation of the transactions herein contemplated will not: (I) conflict with or result in a breach of or default under any material bond, debenture, note or other evidence of indebtedness, or any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which either Selling Shareholder is a party or by which either Selling Shareholder or any Shares may be bound or (II) to the best of the Selling Shareholders' knowledge, (x) result in the violation of any law, order, rule or regulation applicable to the Selling Shareholders, or (y) the violation of any writ, injunction or decree of any court or governmental agency or body having jurisdiction over the Selling Shareholders, or (III) result in the violation of any provisions of the charter, bylaws or other organizational documents of the Selling Shareholders.

                  (d) The Selling Shareholders have not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  (e) The Selling Shareholders have not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

                  (f) The information furnished by or on behalf of the Selling Shareholders relating to the Selling Shareholders and the Shares to be sold by the Selling Shareholders under this Agreement that is set forth in the Registration Statement and the Prospectus is, and on the Closing Date will be, true and correct, and does not, and on the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements not misleading.

                  (g) The Selling Shareholders do not own any capital stock of the Company or warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

                  (h) The Selling Shareholders are familiar with the Registration Statement, the Prepricing Prospectus and the Prospectus and have no present knowledge of any material fact or condition not set forth therein with respect to Richardson Labs, Inc. (and which the Company is not aware of) which has adversely affected the financial condition or the results of operations of the Company, and the sale of the Shares proposed to be sold by such Selling Shareholder is not prompted by any such knowledge.

                  SECTION 7. EXPENSES. The Company and the Selling Shareholders hereby agree with the Underwriters that the Company will pay or cause to be paid the costs and expenses associated with the following: (1) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, each registration statement filed pursuant to Rule 462(b) under the Act, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, each registration statement filed pursuant to Rule 462(b) under the Act, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Shares; provided, however, that any such expenses incurred after May 4, 1998, shall be paid by the Underwriters; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the offering of the Shares; (iv) the listing of the Shares on the Nasdaq National Market; (v) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; provided, however, that any such expenses incurred after May 4, 1998 shall be paid by the Underwriters; and (vi) the performance by the Company of its other obligations under this Agreement. If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in investigating, preparing to market or marketing the Shares. The provisions of this Section 7 are intended to relieve the Underwriters from the payment of the expenses and costs which the Company hereby agrees to pay, but shall not affect any agreement which the Selling Shareholders and the Company may make, or may have made, for the sharing of such expenses and costs. Notwithstanding anything to the contrary contained herein, the Underwriters shall pay on the Closing Date the reasonable fees and expenses of Pillsbury, Madison & Sutro LLP incurred in connection with the transactions contemplated hereby.

                  SECTION 8. INDEMNIFICATION AND CONTRIBUTION. The Company agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any breach of any representation, warranty, agreement or covenant of the Company contained herein or any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus, the Registration Statement, the Prospectus, any amendment or supplement thereto, or in any Registration Statement filed pursuant to Rule 462(b) under the Act, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriters furnished in writing to the Company by or on behalf of the Underwriters through you or the information furnished by the Selling Shareholders expressly for use in connection therewith or arise out of materials prepared solely by the Underwriters based upon material information obtained from sources other than, directly or indirectly, the Company or its representatives. This indemnification shall be in addition to any liability that the Company may otherwise have.

                  Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless the Underwriters, the Company and each person, if any, who controls the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any breach of any representation or warranty of such Selling Shareholder contained herein or any untrue statement or alleged untrue statement of a material fact (but only with reference to information related to the Selling Shareholders furnished to the Company by or on behalf of the Selling Shareholders specifically for inclusion in such documents) contained in any Prepricing Prospectus, the Registration Statement, the Prospectus, any amendment or supplement thereto, or in any Registration Statement filed pursuant to Rule 462(b) under the Act, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriters furnished in writing to the Company by or on behalf of the Underwriters through you expressly for use in connection therewith or arise out of materials prepared by the Underwriters based upon material information obtained from sources other than, directly or indirectly, the Company or its representatives. This indemnification shall be in addition to any liability that the Selling Shareholders or any Selling Shareholder may otherwise have. Notwithstanding anything to the contrary herein, in no event shall any Selling Shareholder's obligation under this Section exceed the total net proceeds from the offering received by such Selling Shareholder (computed without deduction for any taxes).

                  If any action or claim shall be brought against the Underwriters or any person controlling the Underwriters in respect of which indemnity may be sought against the Company or any Selling Shareholder, the Underwriters or such controlling person shall promptly notify in writing the party(s) against whom indemnification is being sought (the "indemnifying party" or "indemnifying parties"), and such indemnifying party(s) shall assume the defense thereof, including the employment of counsel reasonably acceptable to the Underwriters or such controlling person and payment of all fees and expenses. The Underwriters or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriters or such controlling person unless (i) the indemnifying party(s) has (have) agreed in writing to pay such fees and expenses, (ii) the indemnifying party(s) has (have) failed to assume the defense and employ counsel reasonably acceptable to the Underwriters or such controlling person, or (iii) the named parties to any such action (including any impleaded parties) include both the Underwriters or such controlling person and the indemnifying party(s), and the Underwriters or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party(s) by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party(s) shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person). The indemnifying party(s) shall not be liable for any settlement of any such action effected without its (their) written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party(s) agrees to indemnify and hold harmless the Underwriters and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment, but only to the extent stated in the immediately preceding paragraph.

                  The Underwriters agree to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Selling

Shareholder, to the same extent as the foregoing indemnity from the Company and each Selling Shareholder to the Underwriters, but only with respect to information relating to the Underwriters furnished in writing by or on behalf of the Underwriters through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, any amendment or supplement thereto, or any Registration Statement filed pursuant to Rule 462(b) under the Act. If any action or claim shall be brought or asserted against the Company, any of its directors, any such officers, or any such controlling person or any Selling Shareholder based on the Registration Statement, the Prospectus or any Prepricing Prospectus, any amendment or supplement thereto, or any Registration Statement filed pursuant to Rule 462(b) under the Act, and in respect of which indemnity may be sought against the Underwriters pursuant to this paragraph, the Underwriters shall have the rights and duties given to the Company and the Selling Shareholders by the preceding paragraph (except that if the Company or any Selling Shareholder shall have assumed the defense thereof the Underwriters shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Underwriters' expense), and the Company, its directors, any such officers, and any such controlling persons and the Selling Shareholders shall have the rights and duties given to the Underwriters by the immediately preceding paragraph. This indemnification shall be in addition to any liability the Underwriters may otherwise have.

                  If the indemnification provided for in this Section 8 is unavailable to an indemnified party under the first, second or fourth paragraph hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or the Selling Shareholders, as applicable, on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or the Selling Shareholders, as applicable, on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Shareholders, as applicable, on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company or the Selling Shareholders, as applicable, or the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth on the cover page of the Prospectus. The relative fault of the Company or the Selling Shareholders, as applicable on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders, as applicable, on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  In any event, neither the Company nor the Selling Shareholders will, without the prior written consent of the Underwriters, settle or compromise or consent to the entry of any judgment in any proceeding or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Underwriters or any person who controls the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                  The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 8 was determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the fifth paragraph of this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the fifth paragraph of this Section 8 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price of the Shares distributed to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus, any supplement or amendment thereto, or any registration statement filed pursuant to Section 462(b) of the Act, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

                  Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company and the Selling Shareholders set forth in this Agreement, as well as in any certificate delivered pursuant hereto, shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriters or any person controlling the Underwriters, the Company, its directors or officers or any person controlling the Company or any Selling Shareholder, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Underwriters or any person controlling the Underwriters, to the Company, its directors or officers, or any person controlling the

Company, or any Selling Shareholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

                  SECTION 9. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The obligation of the Underwriters to purchase the Shares hereunder are subject to the following conditions:

                  (a) The Registration Statement has become effective, and all filings required by Rules 424(b) and 430A under the Act shall have been timely made; and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Underwriters and complied with to their reasonable satisfaction.

                  (b) Subsequent to the effective date of the Registration Statement there shall not have occurred any change, or any development involving, or which might reasonably be expected to involve, a potential future material adverse change, in the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, not contemplated by the Prospectus (or any supplement thereto), that in your reasonable opinion would materially and adversely affect the market for the Shares.

                  (c) You shall have received on the Closing Date an opinion of Richard Werber, Esq., Vice President, General Counsel and Secretary of the Company, dated the Closing Date, satisfactory to you and your counsel, to the effect that:

                  (i) The Company is a corporation duly incorporated under the laws of the State of Florida, and validly existing in good standing, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business as a foreign corporation and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a Material Adverse Effect.

                  (ii) The Significant Subsidiary is a corporation duly organized and validly existing in good standing under the laws of the State of Florida, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a Material Adverse Effect. All issued and outstanding equity interests of the Significant Subsidiary have been validly issued and are fully paid and nonassessable and are owned by the Company directly, free and clear of all liens, encumbrances, equities and claims. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries.

                  (iii) The authorized capital stock and other securities of the Company conform in all material respects as to legal matters to the description thereof incorporated by reference in the Prospectus.

                  (iv) All outstanding shares of capital stock or other securities of the Company (including the Shares) have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of any registration right, right of first refusal, preemptive right, or other similar right.

                  (v) To such counsel's knowledge, all offers and sales of the Company's capital stock or other securities prior to the date hereof were made in compliance with the registration provisions of the Act and all other applicable state and federal securities laws or regulations, or applicable exemptions therefrom.

                  (vi) The form of certificates for the Shares conforms to the requirements of the applicable corporate laws of the State of Florida.

                  (vii) The Registration Statement has become effective under the Act and, to the knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or threatened by the Commission.

                  (viii) The Company has all requisite corporate power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company.

                  (ix) Neither the Company nor any Subsidiary is in violation of its respective articles of incorporation or bylaws or other charter documents, and to the knowledge of such counsel after reasonable inquiry, neither the Company nor any Subsidiary is in default in the performance of any material obligation, agreement or condition contained in any bond, indenture, note or other evidence of indebtedness or in any other agreement material to the Company and the Subsidiaries, taken as a whole, known to such counsel after reasonable inquiry.

                  (x) Neither the execution, delivery or performance of this Agreement, compliance by the Company with all provisions hereof nor consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, articles of incorporation or bylaws or other charter documents, of the Company or any Subsidiary, or any agreement, indenture, lease or other instrument to which the Company or any Subsidiary, or any of their respective properties, is bound, that is or was required to be filed by the Company with the Commission, or is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under any such document, nor will any such action result in any violation of any existing law (other than Section 16 of the Securities Exchange Act of 1934, as to which such counsel need express no opinion), regulation, ruling (assuming compliance with all applicable state securities and blue sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Company or any Subsidiary, or any of their respective properties.

                  (xi) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official is required on the part of the Company (except such as have been obtained under the Act or such as may be required under state securities or blue sky laws governing the purchase and distribution of the Shares) for the valid sale of the Shares to the Underwriters under this Agreement.

                  (xii) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act, and the conditions to the use of Form S-3 have been satisfied by the Company.

                  (xiii) To the knowledge of such counsel after reasonable inquiry, (A) there are no legal or governmental proceedings pending or threatened against the Company or any Subsidiary, or to which the Company or any Subsidiary, or any of their respective properties, are subject, that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) or any document incorporated by reference therein that are not described as required therein, and (B) there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any document incorporated by reference therein or to be filed as an exhibit to the Registration Statement or incorporated by reference therein that are not described or filed as required, as the case may be.

                  (xiv) To the knowledge of such counsel after reasonable inquiry, neither the Company nor any Subsidiary is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any Subsidiary or of any decree of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary, except where such violation does not and will not have a Material Adverse Effect.

                  (xv) To the knowledge of such counsel after reasonable inquiry, the Company and the Significant Subsidiary have such permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities ("permits"), as are necessary to own their respective properties and to conduct their respective businesses in the manner described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subject to such qualifications as may be set forth therein; the Company and the Significant Subsidiary have fulfilled and performed all of their respective material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Registration Statement and the Prospectus (or any amendment or supplement thereto); and except as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), such permits contain no restrictions that are materially burdensome to the Company and its Subsidiaries, taken as a whole.

                  (xvi) The property described in the Registration Statement and the Prospectus (or any amendment or supplement thereto) as held under lease by the Company or any Subsidiary is held under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not material and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries, taken as a whole.

                  (xvii) Such counsel has reviewed all agreements, contracts, indentures, leases or other documents or instruments referred to in the Registration Statement and the Prospectus (or any amendment or supplement thereto) (other than routine contracts entered into by the Company or any Subsidiary for the purchase of materials or the sale of products, entered into in the normal course of business) and such agreements, contracts, indentures, leases or other documents or instruments are fairly summarized or disclosed therein, and filed as exhibits thereto or incorporated by reference therein as required, and such counsel does not know, after reasonable inquiry, of any agreements, contracts, indentures, leases or other documents or instruments required to be so summarized or disclosed or filed which have not been so summarized or disclosed or filed.

                  (xviii) Such counsel has no reason to believe that the descriptions in the Registration Statement and the Prospectus (or any amendment or supplement thereto) of statutes, regulations or legal or governmental proceedings are other than accurate or fail to present fairly the information required to be shown.

                  (xix) Neither the Company nor any Subsidiary is, nor will any of them become, as a result of the consummation of the transactions contemplated hereby, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  In rendering such opinion, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel as to the laws of a jurisdiction other than the State of Florida or the United States, or as to matters involving regulation of the Company by the United States Food and Drug Administration, provided that (1) each such local counsel is acceptable to you,
(2) each such opinion so relied upon is addressed to counsel and you, (3) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is in form and substance satisfactory to you, and (4) counsel shall state in their opinion that they believe that they and you are justified in relying thereon. In rendering such opinion, local counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of government officials. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date. In rendering such opinion, such counsel may assume as to matters involving the application of laws of any jurisdiction other than the State of Florida, the general corporation laws of the State of Delaware or the Federal laws of the United States that the laws of such jurisdiction are the same as the laws of the State of Florida.

                  In addition to the opinion set forth above, such counsel shall state that during the course of the preparation of the Registration Statement and the Prospectus, and any amendments or supplements thereto, nothing has come to the attention of such counsel which has caused him to believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), as of the respective dates when such documents were filed with the Commission, and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date (except for the financial statements and other financial and statistical information contained therein or omitted therefrom as to which no opinion need be expressed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. With respect to such statement, counsel shall state that although such counsel did not undertake to determine independently the accuracy, completeness and fairness of the statements contained in the Registration Statement or in the Prospectus and takes no responsibility therefor (except to the extent specifically set forth herein), such counsel did participate in discussions and meetings with officers and other representatives of the Company and discussions with the auditor for the Company in connection with the preparation of the Registration Statement and the Prospectus, and it is on the basis of the foregoing (relying as to certain factual matters on the information provided to such counsel and not on an independent investigation) that such counsel is making such statement.

                  (d) You shall have received on the Closing Date an opinion of Pillsbury, Madison & Sutro, counsel for the Selling Shareholders, dated the Closing Date, substantially to the effect that:

                  (i) This Agreement has been duly authorized, executed and delivered by the Selling Shareholders.

                  (ii) Each of the Selling Shareholders is an entity duly organized and validly existing under the laws of its jurisdiction of organization. Each of the Selling Shareholders has full right, power and authority to enter into and to perform its obligations under this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder (except that no opinion needs to be expressed with respect to permits and similar authorizations under the securities or blue sky laws of certain states).

                  (iii) The delivery by or on behalf of the Selling Shareholders to the Underwriters of certificates for the shares of Common Stock being sold by the Selling Shareholders pursuant to this Agreement against payment therefor as provided herein will convey good and valid title to such shares of Common Stock to the Underwriters, free and clear of all security interests, pledges, liens, encumbrances, equitable interests and adverse claims. For purposes of such opinion, such counsel shall be entitled to assume that (a) the Underwriters are without notice of any "adverse claim," as such term is defined in
         Section 8-302(2) of the New York Uniform Commercial Code, (b) the Underwriters are purchasers for value in good faith for purposes of
         Section 8-302 of the New York Uniform Commercial Code, and (c) the rights of the Underwriters are not limited by the provisions of Section 8-302(4) of the New York

         Uniform Commercial Code.

                  (iv) Execution and delivery of this Agreement and performance by the Selling Shareholders of their obligations hereunder do not: (A) conflict with or result in a breach or a default under any material bond, debenture, note or other evidence of indebtedness, or any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel by which such Selling Shareholder or any Shares may be bound, or (B) to such counsel's knowledge, result in the violation of any law, order, rule or regulation (other than ordinances and regulations or counties and political subdivisions thereof) applicable to the Selling Shareholders or the violation of any writ, injunction or decree of any court or arbitrator known to such counsel and specifically directed to the Selling Shareholders, or result in the violation of any provisions of the charter, bylaws or other organizational documents of either of the Selling Shareholders.

                  (v) No consent, approval, authorization or order of, or filing with, any court or governmental agency or bodies is required for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Shares by the Selling Shareholders hereunder except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of such Shares by the Underwriters.

                  In rendering such opinion, such counsel may assume as to matters involving the application of laws of any jurisdiction other than the State of California, the general corporation laws of the State of Delaware or the Federal laws of the United States that the laws of such jurisdiction are the same as the laws of the State of Delaware and may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of government officials.

                  (e) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock or other securities of the Company nor any material increase in the short-term or long-term debt of the

Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any development involving, or which may reasonably be expected to involve a potential future, Material Adverse Effect; and (iv) all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date.

                  (f) The Company shall not have failed in any material respect at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (g) The Company and the Selling Shareholders shall have furnished or caused to have been furnished to you such further certificates and documents as you shall be reasonably requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

                  SECTION 10.  EFFECTIVE DATE OF AGREEMENT.  This
Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                  SECTION 11. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of the Underwriters to the Selling Shareholders or the Company, by notice to the Company, if prior to the Closing Date, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or The Nasdaq Stock Market shall have been suspended or materially limited, (ii) trading of any securities of the Company, including the Shares, on the New York Stock Exchange, American Stock Exchange or The Nasdaq Stock Market shall have been suspended or materially limited, whether as the result of a stop order by the Commission or otherwise, (iii) a general moratorium on commercial banking activities in New York or Florida shall have been declared by either federal or state authorities, (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions or other material event the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (v) the Company or any Subsidiary shall have, in the sole judgment of the Underwriters, sustained any loss or interference, material to the Company and the Subsidiaries, taken as a whole, with their respective businesses or properties from fire, flood, hurricane, accident, or other calamity, whether or not covered by insurance, or from any labor disputes or any legal or governmental proceeding, or there shall have been any material adverse change (including, without limitation, a material change in management or control of the Company) in the condition (financial or otherwise), business prospects, net worth, or results of operations of the Company and the Subsidiaries, taken as a whole, except in each case as described in, or contemplated by, the Prospectus (excluding any amendment or supplement thereto). Notice of such cancellation shall be promptly given to the Company and its counsel by telegraph, telecopy or telephone and shall be subsequently confirmed by letter.

                  SECTION 12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus and in the fifth and seventh paragraphs of the cover page of the Prospectus Supplement dated May 5, 1998, constitute all the information furnished by or on behalf of the Underwriters through you or on your behalf as such information is referred to in Section 8 hereof.

                  SECTION 13. NOTICES; SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 851 Broken Sound Parkway, Boca Raton, Florida, 33487, Attention: Richard Werber, Esq. (with a copy to Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. at 1221 Brickell Avenue, Miami, Florida 33131; Attn: Paul Berkowitz, Esq.); or (ii) if to you, as the Underwriters, to General Counsel, Salomon Smith Barney, at 388 Greenwich Street, New York, New York 10013; or (iii) if to one or more of the Selling Shareholders, to it at 3475 Commercial Court, Meridian, Idaho 83642 (with a copy to Pillsbury, Madison & Sutro LLP, 725 South Figueroa Street, Los Angeles, California 90017, Attn:
Margaret Milam, Esq.).

                  This Agreement has been and is made solely for the benefit of the Underwriters, the Company, its directors and officers and the other controlling persons referred to in Section 8 hereof, and the Selling Shareholders, and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither of the terms "successor" and "successors and assigns" as used in this Agreement shall include a purchaser from you of any of the Shares in his status as such purchaser.

                  SECTION 14. APPLICABLE LAW; COUNTERPARTS; ENTIRE AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles thereunder. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. This Agreement shall be effective when, but only when, at least one counterpart hereof shall have been executed on behalf of each party hereto. This Agreement shall constitute the entire agreement among the parties with respect to the subject matter hereof. Except with respect to the reduction in the number of shares that the Selling Shareholders have the right to register as a result of the shares sold pursuant to this Agreement, this Agreement shall not affect the rights and obligations of the Company and the Selling Shareholders as set forth in the Agreement and Plan of Merger dated December 24, 1997, by and between the Company, the Selling Shareholders, RAC Acquisition Corporation, Richardson Labs Inc., Edward Priddy, Mark Priddy and John Priddy and any exhibits or ancillary agreements executed in connection therewith, including, but not limited to, the Registration Rights Agreement.

                   If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.


Very truly yours,

REXALL SUNDOWN, INC.

  By: /s/ Damon DeSantis
     -------------------------
     Damon DeSantis
     President


ABRAHAM & SONS, LLC

  By: /s/ Ed Priddy
     -------------------------
     Ed Priddy
     President


PRIDDY BROTHERS HOLDINGS, INC.

  By: /s/ John Priddy
     -------------------------
     John Priddy
     Secretary


CONFIRMED as of the date first Above mentioned:

SMITH BARNEY INC.

  By: /s/ Michael A. Peak
     -------------------------
     Michael A. Peak
     Managing Director

                                   SCHEDULE I

                              SELLING SHAREHOLDERS




Name                                                       Number of Shares
Abraham & Sons, LLC                                                      721,154
Priddy Brothers Holdings, Inc.                                           721,154
TOTAL                                                                  1,442,308